                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 1, 1999 included in The Shaw Group Inc. Form 10-K for the year ended August 31, 1999 and to all references to our Firm included or incorporated by reference in this registration statement.


/s/ Arthur Andersen LLP